THE SECURITIES WHICH ARE THE SUBJECT OF THIS AGREEMENT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE "1933 ACT"), NOR REGISTERED UNDER ANY STATE SECURITIES LAW, AND ARE "RESTRICTED SECURITIES" AS THAT TERM IS DEFINED IN RULE 144 UNDER THE 1933 ACT.  THE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD OR OTHERWISE TRANSFERRED, EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE 1933 ACT, OR PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE 1933 ACT, THE AVAILABILITY OF WHICH IS TO BE ESTABLISHED TO THE SATISFACTION OF THE ISSUER.

STOCK PURCHASE AGREEMENT

THIS AGREEMENT is made and entered into this 1st day of May 2014, by and between Donald Perks (“Seller”) and Donald Corn (the “Buyer”).

In consideration of the mutual promises, covenants, representations and warranties contained herein, and other good and valuable consideration, and with the intent that, upon consummation of the transactions contemplated hereby, on the terms set forth herein, the parties hereto agrees as follows:

1.

SALE OF SECURITIES.   Subject to the terms and conditions of this Agreement, Seller agrees to sell 57,475,200 common shares and 5,000,000 Series A preferred shares (the “Shares”) of Rainbow International, Corp., a Nevada corporation, (the “Issuer”) in consideration of Buyer paying Seller the sum of $25,000.  As further consideration and as an inducement to Buyer agreeing to acquire the Shares, Seller waives all rights to any debt or monies due him from the Issuer.

2.

REPRESENTATIONS AND WARRANTIES OF SELLER.   Seller represents and warrants to Buyer:

a.

Organization.  Issuer is a corporation duly organized, validly existing, and in good standing under the laws of Nevada, and has all necessary corporate powers to own properties and carry on a business, and is duly qualified to do business and is in good standing in Nevada. All actions taken by the incorporators, directors, officers and shareholders of Issuer have been valid and in accordance with the laws of the State of Nevada.

b.

 Capital.  The authorized capital stock of Issuer consists of 700,000,000 common shares, $.001 par value per share and 10,000,000 preferred shares, $.001 par value. Currently there are 273,475,200 common shares and 5,000,000 preferred shares issued and outstanding.  All such outstanding shares are, as of the date hereof, and at Closing, fully paid and non- assessable, free of all liens, encumbrances, options, restrictions and legal or equitable rights of others not a party to this Agreement. Other than as proved herein, there are not now, and at Closing, there will not be, any outstanding subscriptions, options, rights, warrants, convertible securities, or other agreements or commitments obligating Issuer to issue or to transfer from treasury any additional shares of its capital stock.  None of the outstanding shares of Issuer are subject to any stock restriction agreements. All of the shareholders of Issuer have valid title to such shares and acquired their shares in a lawful transaction and in accordance with the laws of the State of Nevada.

c.

OTCQB Listing. The Issuer’s common stock is currently listed for trading on the OTCQB with the symbol of RNBI.  The Issuer is a reporting company and current in its SEC reports.

d.

Ability to Carry Out Obligations.  Issuer has the right, power, and authority to enter into and perform its obligations under this Agreement. The execution and delivery of this Agreement by Issuer and the performance by Issuer of its obligations hereunder will not cause, constitute, or conflict with or result in (a) any breach or violation or any of the provisions of or constitute a default under any license, indenture, mortgage, charter, instrument, articles of incorporation, bylaw, or other agreement or instrument to which Issuer or its shareholders are a party, or by which they may be bound, nor will any consents or authorizations of any party other than those hereto be required, (b) an event that would cause Issuer  to be liable to any party, or (c) an event that would result in the creation or imposition or any lien, charge or encumbrance on any asset of Issuer or upon the securities of Issuer to be acquired by the Buyer.

e.

Full Disclosure.  None of representations and warranties made by the Issuer, contain any untrue statement of a material fact, or omit any material fact the omission of which would be misleading under the circumstances by which it was made.

f.

Compliance with Laws.  To the best of its knowledge, Issuer has substantially complied with, and is not in material violation of any federal, state, or local statute, law, rule and/or regulation.

g.

Litigation.  Issuer is not (and has not been) a party to any suit, action, arbitration, or legal, administrative, or other proceeding, or pending governmental investigation. To the best knowledge of Issuer, there is no basis for any such action or proceeding and no such action or proceeding is threatened against Issuer.  Issuer is not subject to or in default with respect to any order, writ, injunction, or decree of any federal, state, local, or foreign court, department, agency, or instrumentality.

h.

Conduct of Business.  Prior to the closing, Issuer shall conduct its business in the normal course, and shall not

(1)

sell, pledge, or assign any assets

(2)

amend its Articles of Incorporation or Bylaws,

(3)

declare dividends, redeem or sell stock or other securities,

(4)

incur any liabilities,

(5)

acquire or dispose of any assets, enter into any contract, guarantee obligations of any third party, or

(6)

enter into any other transaction.

i.

Validity of Documents. All minutes, consents or other documents pertaining to Issuer to be delivered at or prior to closing shall be valid and in accordance with the laws of the State of Nevada.

j.

Title to Shares. Seller has good and marketable title to the Shares.  The Shares are free and clear of all liens, security interest, pledges, charges, claims, encumbrances and restrictions of any kind.  None of the Shares are subject to any voting trust or agreement.  No person holds or has the right to receive any proxy or similar instrument with respect to the Shares.  Except as provided in this Agreement, the Seller is not party to any agreement that offers or grants to any person the right to purchase or acquire the Shares.  There is no applicable local, state or federal law, rule, regulation, or decree which would, as a result of the purchase of the Shares by the Buyer, impair, restrict or delay the Buyer’s voting rights with respect to the shares.

k.

At Closing. Issuer shall not have any material outstanding liabilities.

3.

REPRESENTATIONS AND WARRANTIES OF BUYER.   Buyer represents and warrants to the Seller the following:

a.

Accredited Investor.  The Buyer is an accredited investor within the meaning of United States Securities Laws and the Securities Act of 1933, as amended.

b.

Due Diligence.  The undersigned has had an opportunity to ask questions of and receive answers from the Issuer or a person or persons acting on its behalf, concerning the terms and conditions of this investment and the financial condition, operations and prospects of the Issuer.  Buyer understands that the Shares have not been registered under the Securities Act of 1933, as amended (the "Securities Act") or any state securities laws and are instead being offered and sold in reliance on exemptions from registration; and further understand that they are purchasing the Shares without being furnished any offering literature with respect to the Issuer.

4.

DOCUMENTS TO BE DELIVERED AT CLOSING.

a.

By the Issuer and Seller:

i.

The Shares to Buyer or his designee,

ii.

The resignation of Seller as an officer and director of Issuer.

iii.

All of the business and corporate records of Issuer, including but not limited to correspondence files, bank statements, checkbooks, savings account books, minutes of shareholder and directors meetings, financial statements, shareholder listings, stock transfer records, agreements and contracts.

b.

By the Buyer:

The Purchase Price in the amount of $25,000.

5.

MISCELLANEOUS PROVISIONS.

a.

Expenses.  Each party shall bear all of the legal, accounting and other costs and expenses incurred by it in connection with the negotiation, preparation, execution and delivery of this Agreement and the consummation of the transactions contemplated hereby.

b.

Further Assurances.  From and after the date of this Agreement, each of the parties shall cooperate with one another, shall do and perform such actions and things, and shall execute and deliver such documents and instruments, as may be reasonable and necessary to effectuate the purposes and intents of this Agreement.

c.

Governing Law.  This Agreement shall be governed by, and shall be construed and interpreted in accordance with, the laws of the State of Colorado without regard to conflict or choice of law principles.  Jurisdiction and venue for any action and/or proceeding relating to or arising out of this Agreement shall be brought solely in the federal and/or state courts located in Denver County, Colorado.  The prevailing party in any such action and/or proceeding shall be entitled to recover its reasonable attorney’s fees and costs from the other party.

d.

Entire Agreement.  This Agreement constitutes the entire agreement between the parties with respect to the subject matter hereof and supersedes all prior agreements, understandings, negotiations and arrangements, both oral and written, between the parties with respect to such subject matter.  This Agreement may not be amended or modified in any manner, except by a written instrument executed by each of the parties hereto.

e.

Benefits; Binding Effect.  This Agreement shall be for the benefit of, and shall be binding upon, the parties and their respective successors and assigns.

f.

Headings.  The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of any or all of the provisions hereof.

g.

Counterparts; Telecopier.  This Agreement may be executed in any number of counterparts and by the separate parties in separate counterparts, and via telecopier, each of which shall be deemed to constitute an original and all of which shall be deemed to constitute the one and the same instrument.

IN WITNESS WHEREOF, each of the undersigned has executed and delivered this Agreement on the date first written above.

SELLER

BUYER

/s/Donald Perks

/s/Donald Corn

____________________

_______________

Donald Perks

Donald Corn